UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013 (June 27, 2013)

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 South Raguet, Lufkin, Texas	75904
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (936) 634-2211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2013, Lufkin Industries, Inc. (“Lufkin”) held a special meeting of shareholders (the “Special Meeting”) to (i) vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 5, 2013 (the “Merger Agreement”), by and among Lufkin, General Electric Company (“GE”) and Red Acquisition, Inc. (“Merger Sub”), pursuant to which (and subject to the conditions set forth therein) Merger Sub will merge with and into Lufkin, with Lufkin surviving as a wholly owned subsidiary of GE (the “Merger”), (ii) vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement and (iii) vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to Lufkin’s named executive officers in connection with the Merger.

There were 33,925,149 shares of Lufkin Common Stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting there were 29,190,729 shares voted by proxy or in person. The results for each matter voted on were as follows:

1. Proposal to adopt the Merger Agreement:

FOR	AGAINST	ABSTAIN
28,701,562	415,007	74,160

2. Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement:

FOR	AGAINST	ABSTAIN
27,441,639	1,717,605	31,485

3. Proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to Lufkin’s named executive officers in connection with the Merger:

FOR	AGAINST	ABSTAIN
18,927,019	9,857,077	406,633

Adjournment of the Special Meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement. No other business properly came before the Special Meeting.

Item 8.01	Other Events.

On June 27, 2013, Lufkin issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

Date: June 28, 2013

/s/ Alejandro Cestero
Alejandro Cestero
Vice President/General Counsel/Corporate Secretary/Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 27, 2013.